SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 23, 1998
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                         Concurrent Computer Corporation
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               (Exact name of Registrant as specified in Charter)



           Delaware                         0-13150           04-2735766
   ---------------------------         ------------         --------------
   (State or other juris-               (Commission         (IRS Employer
   diction of incorporation)           File Number)         Identification
                                                                Number)


2101  West  Cypress  Creek  Road,  Fort  Lauderdale,  Florida          33309
-------------------------------------------------------------       ------------
(Address  of principal executive offices)                            (Zip Code)

Registrant's  telephone  number  including area code:          954-974-1700


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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Item  5.  Other  Events.
-----------------------

     On September 23, 1998, a jury in the United States District Court for the Eastern District of Virginia found Concurrent Computer Corporation (the "Company") not liable under the False Claims Act in the lawsuit filed against the Company by the United States Department of Justice in December 1997. In the suit, the Department of Justice had alleged that the Company filed false and/or fraudulent claims in connection with the pricing of the Company's spare parts in 1991 under the Company's subcontract to Unisys Corporation as prime contractor for the U.S. Department of Commerce's Next Generation Weather Radar (NEXRAD) program.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CONCURRENT  COMPUTER  CORPORATION



                         By:  /s/  Karen G. Fink
                              --------------------------------------------------
                                   Karen G. Fink
                                   Vice President, General Counsel and Secretary


Dated:  September  24,  1998


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